UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 18, 2022

BEACON ROOFING SUPPLY, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	000-50924	36-4173371
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

505 Huntmar Park Drive, Suite 300, Herndon, VA 20170

(Address of Principal Executive Offices) (Zip Code)

(571) 323-3939

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered

Common Stock, $0.01 par value	BECN	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

(a) 2022 Annual Meeting of Stockholders

On February 18, 2022, Beacon Roofing Supply, Inc. (the “Company”) held its Annual Meeting of Stockholders, at which the Company’s stockholders considered three (3) proposals, each of which is described in more detail in the Company’s proxy statement filed with the Securities and Exchange Commission on January 14, 2022 (the “Proxy Statement”). There were 80,121,409 votes eligible to be cast and there were shares representing 77,201,829 votes present in person or by proxy at the 2022 Annual Meeting of Stockholders, representing ninety-six and 36/100 percent (96.36%) of the votes eligible to be cast.

(b) Voting Results

Proposal No. 1 - Stockholders elected twelve directors to hold office until the 2023 Annual Meeting of Stockholders or until their successors are elected and qualified. The final votes with respect to each director nominee were:

	For	Withheld	Broker Non-Votes
Philip W. Knisely	74,888,428	858,888	1,454,513
Julian G. Francis	75,347,765	399,551	1,454,513
Carl T. Berquist	75,383,205	364,111	1,454,513
Major General (Ret.) Barbara G. Fast	74,551,426	1,195,890	1,454,513
Richard W. Frost	71,087,972	4,659,344	1,454,513
Alan Gershenhorn	53,333,915	22,413,401	1,454,513
Robert M. McLaughlin	75,112,362	634,954	1,454,513
Earl Newsome, Jr.	75,386,574	360,742	1,454,513
Neil S. Novich	75,068,694	678,622	1,454,513
Stuart A. Randle	70,122,737	5,624,579	1,454,513
Nathan K. Sleeper	75,066,858	680,458	1,454,513
Douglas L. Young	75,110,387	636,929	1,454,513

Proposal No. 2 - Stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022. The final votes were:

For	76,508,374
Against	440,858
Abstain	252,597
Broker Non-Votes	—

Proposal No. 3 – Stockholders approved the compensation for the Company’s named executive officers as presented in the Proxy Statement on a non-binding, advisory basis. The final votes were:

For	74,288,848
Against	1,340,731
Abstain	117,737
Broker Non-Votes	1,454,513

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEACON ROOFING SUPPLY, INC.

Date: February 22, 2022	By:	/s/ FRANK A. LONEGRO
Frank A. Lonegro
Executive Vice President & Chief Financial Officer